UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

LEGACY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

99 North Street, Pittsfield, Massachusetts 01201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (413) 443-4421

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On February 1, 2006, Legacy Bancorp, Inc. (the “Company”) the holding company for Legacy Banks, issued a press release announcing its financial results for the fourth quarter and full year 2005. The Company will conduct a conference call at 3:00 p.m. Eastern Time on February 2, 2006 to discuss the results for the quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits

(c) Exhibits

99.1	Press Release issued by the Company dated, February 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.

Date: February 1, 2006	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1	News Release of Legacy Bancorp, Inc., dated February 1, 2006.